Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1A

	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,089	10,418	(90,242)	2,752	291	(585)
Investment securities, at market	2,217,754	2,208,803	2,158,846	1,968,477	1,932,805	1,921,375
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,278,843	2,279,221	2,128,604	2,031,229	1,993,096	1,980,790

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,968,061	8,830,983	8,830,983	8,830,983	11,691,065	11,691,065
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,468,061	30,330,983	30,330,983	30,330,983	33,191,065	33,191,065

TOTAL ASSETS	32,746,904	32,610,204	32,459,587	32,362,212	35,184,161	35,171,855

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	December 11, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1B

	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06
LIABILITIES:
Post-Petition debt (Sched. C)	54,787	48,619	82,589	38,273	65,544	103,765

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,211,101	138,204,933	138,238,903	138,194,587	138,221,858	138,260,079

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(423,401)	(553,933)	(738,520)	(791,579)	2,003,099	1,952,572

TOTAL SHAREHOLDERS EQUITY	(105,464,197)	(105,594,729)	(105,779,316)	(105,832,375)	(103,037,697)	(103,088,224)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,746,904	32,610,204	32,459,587	32,362,212	35,184,161	35,171,855

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2
STATEMENT OF INCOME

	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06
REVENUE:
Net investment income	9,230	9,758	9,689	8,436	8,897	8,211
Net realized gain	0	0	0	0	0	0
Other	0	9,870	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,346)	(6,618)	(6,618)	(6,610)	(6,498)	(6,498)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(19,817)	(1,048)	(185,664)	(38,990)	(49,827)	(50,240)
Accounting fees and expenses	0	(1,940)	0	0	(11,978)	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	(13,500)	0	0
Filing fees and expenses	(1,948)	(3,463)	(1,955)	(2,333)	(5,974)	(1,994)
Miscellaneous	(5)	(13)	(39)	(62)	(24)	(5)

NET OPERATING INCOME / LOSS	(19,886)	6,546	(184,587)	(53,059)	(65,404)	(50,526)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	(103,867)	0	0	2,388,299	0
Equity in unrealized losses of securities of AIC	0	(33,211)	0	0	471,783	0

TOTAL OTHER INCOME (EXPENSE)	0	(137,078)	0	0	2,860,082	0

NET INCOME (LOSS)	(19,886)	(130,532)	(184,587)	(53,059)	2,794,678	(50,526)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3
SOURCES AND USE OF CASH

	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06
CASH DIFFERENCE:
Current ending cash balance	1,089	10,418	(90,242)	2,752	291	(585)
Less ending prior month balance	(960)	(1,089)	(10,418)	90,242	(2,752)	(291)

NET CASH INCREASE (DECREASE)	129	9,329	(100,660)	92,994	(2,461)	(876)

SOURCES OF CASH:
Net income (loss)	(19,886)	(130,532)	(184,587)	(53,059)	2,794,678	(50,526)
Equity in earnings and unrealized losses of AIC	0	137,078	0	0	(2,860,082)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	21,630	8,951	49,957	190,369	35,672	11,430
Increase in:
Post- petition debt	0	0	33,970	0	27,271	38,220
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	1,744	15,497	(100,660)	137,310	(2,461)	(876)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(1,615)	(6,168)	0	(44,316)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(1,615)	(6,168)	0	(44,316)	0	0

NET CASH INCREASE (DECREASE)	129	9,329	(100,660)	92,994	(2,461)	(876)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C
SCHEDULE OF POST PETITION DEBT

	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06
TRADE ACCOUNTS PAYABLE	54,787	48,619	82,589	38,273	65,544	103,765
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	54,787	48,619	82,589	38,273	65,544	103,765